Exhibit 99.1

Investor Contact:	Media Contact:

Lilly H. Donohue	Gordon E. Runté
212-798-6118	212-798-6082

Fortress Reports Second Quarter 2010 Financial Results

New York, NY. August 5, 2010 – Fortress Investment Group LLC (NYSE: FIG) today reported its second quarter 2010 results.

Summary Highlights

•	Assets under management of $41.7 billion as of June 30, 2010

•	Raised $1.9 billion of new third-party capital in the second quarter, with $879 million to be added to assets under management when invested

•	Fund management distributable earnings and pre-tax distributable earnings (DE) of $73 million, or $0.14 per dividend paying share

•	GAAP net loss, excluding principals agreement compensation, of $14 million. GAAP net loss of $251 million. GAAP net loss attributable to Class A Shareholders of $92 million

•	Closed acquisition of Logan Circle Partners, adding $11.5 billion in traditional assets under management

•	Closed Fortress Japan Opportunity Domestic Fund, a real estate focused fund, at a cap of $800 million

•	Announced funds’ acquisition of CW Financial Services, nation’s second-largest commercial real estate special servicer

Subsequent Events in the Third Quarter

•

In July, the Fortress Credit Opportunities Funds II had its final closing and raised an additional $664 million of capital commitments, which will be added to assets under management when invested. The fund and related managed accounts closed at $2.6 billion of total commitments

Second Quarter 2010 Results

For the quarter ended June 30, 2010, our GAAP net loss was $251 million compared to a loss of $171 million for second quarter 2009. Our GAAP net loss attributable to Class A Shareholders was $92 million, or $0.57 loss per diluted share, as compared to a loss of $45 million, or $0.41 loss per diluted share, for the second quarter 2009. Excluding principals agreement compensation, second quarter GAAP net loss was $14 million, as compared to net income of $66 million for second quarter 2009.

For the second quarter, fund management distributable earnings was $73 million compared to $53 million in the second quarter of 2009.

Pre-tax DE for the second quarter was $73 million, or $0.14 per dividend paying shares, versus $59 million for the second quarter of 2009, or $0.12 per dividend paying share.

“We delivered solid results in a quarter marked by extremely challenging market dynamics, with strong momentum in capital raising, stable management fees and continued recognition of incentive income,” stated Daniel H. Mudd, Chief Executive Officer. “Equally important, we continued to grow and diversify our business, while capitalizing on historically attractive opportunities to deploy capital on our partners’ behalf. We’ve been opportunistic in a market that continues to align with the core strengths of Fortress.”

The table below details Fortress’s GAAP Net Income (Loss) and Distributable Earnings for the second quarter and first half of 2010 and 2009:

	Second Quarter		$ Change	First Half		$ Change
(in millions, except per share amount)	2010	2009		2010	2009
GAAP
Net income (loss)	$(251)	$(171)	$(80)	$(513)	$(458)	$(55)

Net income (loss) attributable to Class A Shareholders	$(92)	$(45)	$(47)	$(177)	$(112)	$(65)
Per diluted share	$(0.57)	$(0.41)	$(0.16)	$(1.16)	$(1.10)	$(0.06)

Net income (loss) excluding principals agreement compensation	$(14)	$66	$(80)	$(40)	$14	$(54)

Distributable Earnings
Fund management DE	$73	$53	$20	$165	$97	$68

Pre-tax DE	$73	$59	$14	$169	$68	$101
Per dividend paying share/unit	$0.14	$0.12	$0.02	$0.33	$0.14	$0.19

Weighted Average Dividend Paying Shares and Units Outstanding	516	482		516	472

For reconciliations of non-GAAP measures, please see Exhibit 2, “Reconciliation of Fund Management DE to Pre-tax DE and GAAP Net Income (Loss) and Reconciliation of Segment Revenues to GAAP Revenues,” Exhibit 3, “Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement Compensation to GAAP Net Income (Loss)” and Exhibit 4, “Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)” at the end of this release. Distributable earnings is a supplemental measure of our operating performance that we believe provides a meaningful basis for comparison between present and future periods.

The Company’s quarterly segment revenues and distributable earnings will fluctuate materially depending upon the performance of our funds and the realization events within our private equity businesses, as well as other factors. Accordingly, the revenues and profits in any particular quarter should not be expected to be indicative of future results.

The following discussion of our results is based on segment reporting as presented in our Quarterly Report on Form 10-Q. Our GAAP statement of operations and balance sheet are presented following this discussion. The following table is a summary presentation of our segment performance with supplemental data provided for informational purposes.

Supplemental Data for Second Quarter 2010 and 2009:

	Three Months Ended June 30, 2010
	Total	Private Equity		Liquid Hedge Funds	Credit Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - April 1, 2010	$30,197	$11,555	$3,055	$4,273	$9,117	$2,197	$—
Capital raised	974	—	—	317	49	286	—
Equity raised	—	—	—	—	—	—	—
Capital acquisitions	11,448	—	—	—	—	—	—
Increase in invested capital	491	3	—	2	2	484	—
Redemptions	(523)	—	—	(332)	(3)	—	—
SPV distributions	(64)	—	—	(64)	—	—	—
RCA distributions [1]	(392)	—	—	—	(392)	—	—
Return of capital distributions	(273)	(157)	—	—	(2)	(114)	—
Equity buyback	—	—	—	—	—	—	—
Crystallized Incentive Income	(1)	—	—	(1)	—	—	—
Net Client Flows	(284)	—	—	—	—	—	—
Income (loss) and foreign exchange	87	110	(184)	(28)	(27)	43	—

AUM - Ending Balance	$41,660	$11,511	$2,871	$4,167	$8,744	$2,896	$—

Third-Party Capital Raised	$1,853	$—	$—	$317	$49	$1,165	$—

Segment Revenues
Management fees	$119	$33	$12	$20	$43	$11	$—
Incentive income	50	—	—	(2)	5	47	—
Unallocated Revenues	4

Total	173	33	12	18	48	58	—

Segment Expenses
Operating expenses	(61)	(8)	(7)	(16)	(25)	(5)	—
Profit sharing compensation expenses	(30)	—	—	(1)	(5)	(24)	—
Unallocated Expenses	(9)

Total	(100)	(8)	(7)	(17)	(30)	(29)	—

Fund Management DE	73	25	5	1	18	29	—

Investment Income	4						4
Interest Expense	(4)						(4)

Pre-tax Distributable Earnings	$73	$25	$5	$1	$18	$29	$—

	Three Months Ended June 30, 2009
	Total	Private Equity		Liquid Hedge Funds	Credit Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - April 1, 2009	$26,302	$10,161	$3,078	$4,809	$6,215	$2,039	$—
Capital raised	233	—	—	99	—	134	—
Equity raised	—	—	—	—	—	—	—
Capital acquisitions [2]	3,140	—	—	—	3,140	—	—
Increase in invested capital	327	10	—	—	2	315	—
Redemptions	(475)	—	—	(475)	—	—	—
SPV distributions	(110)	—	—	(110)	—	—	—
RCA distributions	(151)	—	—	—	(151)	—	1
Return of capital distributions	(168)	(88)	—	—	(1)	(79)	—
Equity buyback	—	—	—	—	—	—	—
Reset Date	—	—	—	—	—	—	—
Crystallized Incentive Income	—	—	—	—	—	—	—
Income (loss) and foreign exchange	1,698	519	115	248	468	348	—

AUM - Ending Balance	$30,796	$10,602	$3,193	$4,571	$9,673	$2,757	$1

Third-Party Capital Raised	$233	$—	$—	$99	$—	$134	$—

Segment Revenues
Management fee	$110	$40	$12	$20	$30	$8	$—
Incentive income	7	—	—	—	—	7	—

Total	117	40	12	20	30	15	—

Segment Expenses
Operating expenses	(56)	(12)	(5)	(11)	(21)	(7)	—
Profit sharing compensation expenses	(8)	—	—	(2)	(2)	(4)	—
Unallocated Expenses	—

Total	(64)	(12)	(5)	(13)	(23)	(11)	—

Fund Management DE	53	28	7	7	7	4	—

Investment Income	14						14
Interest Expense	(8)						(8)

Pre-tax Distributable Earnings	$59	$28	$7	$7	$7	$4	$6

[1]	Represents distributions from (i) assets held by redeeming capital accounts in our Drawbridge Special Opportunities Funds, and (ii) the Value Recovery Funds.
[2]	Includes $3.1 billion of capital under management due to Fortress’s take over of management of the D.B. Zwirn funds and related investment vehicles.

Supplemental Data for First Half 2010 and 2009:

	Six Months Ended June 30, 2010
	Total	Private Equity		Liquid Hedge Funds	Credit Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - January 1, 2010	$31,476	$11,344	$3,232	$4,297	$9,256	$3,347	$—
Capital raised	1,712	—	—	951	130	309	—
Equity raised	2	—	2	—	—	—	—
Capital acquisitions	11,448	—	—	—	—	—	—
Increase in invested capital	693	5	—	3	3	682	—
Redemptions	(794)	—	—	(549)	(57)	—	—
SPV distributions	(574)	—	—	(574)	—	—	—
RCA distributions [3]	(743)	—	—	—	(743)	—	—
Return of capital distributions	(1,637)	(162)	—	—	(3)	(1,472)	—
Equity buyback	(62)	—	(62)	—	—	—	—
Crystallized Incentive Income	(4)	—	—	(4)	—	—	—
Net Client Flows	(284)	—	—	—	—	—	—
Income (loss) and foreign exchange	427	324	(301)	43	158	30	—

AUM - Ending Balance	$41,660	$11,511	$2,871	$4,167	$8,744	$2,896	$—

Third-Party Capital Raised	$2,743	$—	$—	$951	$130	$1,340	$—

Segment Revenues
Management fees	$227	$66	$24	$39	$77	$21	$—
Incentive income	149	—	—	4	13	132	—
Unallocated Revenues	4

Total	380	66	24	43	90	153	—

Segment Expenses
Operating expenses	(125)	(17)	(15)	(30)	(52)	(11)	—
Profit sharing compensation expenses	(80)	—	—	(4)	(9)	(67)	—
Unallocated Expenses	(10)

Total	(215)	(17)	(15)	(34)	(61)	(78)	—

Fund Management DE	165	49	9	9	29	75	—

Investment Income	12						12
Interest Expense	(8)						(8)

Pre-tax Distributable Earnings	$169	$49	$9	$9	$29	$75	$4

	Six Months Ended June 30, 2009
	Total	Private Equity		Liquid Hedge Funds	Credit Funds		Principal Investments
(in millions)		Funds	Castles		Hedge Funds	PE Funds
Assets Under Management
AUM - January 1, 2009	$29,229	$10,307	$3,182	$7,169	$6,269	$2,302	$—
Capital raised	242	—	—	108	—	134	—
Equity raised	—	—	—	—	—	—	—
Capital acquisitions [4]	3,140	—	—	—	3,140	—	—
Increase in invested capital	763	70	—	—	2	691	—
Redemptions	(2,969)	—	—	(2,969)	—	—	—
SPV distributions	(110)	—	—	(110)	—	—	—
RCA distributions	(303)	—	—	—	(303)	—	—
Return of capital distributions	(745)	(93)	—	—	(8)	(644)	—
Equity buyback	—	—	—	—	—	—	—
Reset Date	—	—	—	—	—	—	—
Crystallized Incentive Income	—	—	—	—	—	—	—
Income (loss) and foreign exchange	1,549	318	11	373	573	274	—

AUM - Ending Balance	$30,796	$10,602	$3,193	$4,571	$9,673	$2,757	$—

Third-Party Capital Raised	$242	$—	$—	$108	$—	$134	$—

Segment Revenues
Management fee	$216	$77	$24	$43	$58	$14	$—
Incentive income	8	—	—	—	1	7	—

Total	224	77	24	43	59	21	—

Segment Expenses
Operating expenses	(115)	(20)	(13)	(25)	(46)	(11)	—
Profit sharing compensation expenses	(12)	—	—	(5)	(3)	(4)	—
Unallocated Expenses	—

Total	(127)	(20)	(13)	(30)	(49)	(15)	—

Fund Management DE	97	57	11	13	10	6	—

Investment Income	(13)						(13)
Interest Expense	(16)						(16)

Pre-tax Distributable Earnings	$68	$57	$11	$13	$10	$6	$(29)

[3]	Represents distributions from (i) assets held by redeeming capital accounts in our Drawbridge Special Opportunities Funds, and (ii) the Value Recovery Funds.
[4]	Includes $3.1 billion of capital under management due to Fortress’s take over of management of the D.B. Zwirn funds and related investment vehicles.

Overview

We managed $41.7 billion of assets in private equity funds, liquid hedge funds, credit funds and our traditional asset management business at June 30, 2010. We earn management fees based on the amount of capital we manage, incentive income based on the performance of our alternative investment funds, and investment income (loss) from our principal investments.

In the second quarter of 2010, we generated fund management distributable earnings of $73 million. Including principal investments, Fortress generated pre-tax DE of $73 million.

For the quarter ended June 30, 2010, the private equity segments accounted for approximately 26% of total segment revenues, the liquid hedge funds segment accounted for approximately 11% of total segment revenues, the credit funds segments accounted for approximately 61% of total segment revenues and the traditional asset management business accounted for approximately 2% of total segment revenues.

Private Equity – Funds

For the quarter ended June 30, 2010, the Company’s private equity funds had pre-tax DE of $25 million compared to pre-tax DE of $28 million for the quarter ended June 30, 2009.

Assets under management for private equity funds was $11.5 billion at June 30, 2010 compared to $10.6 billion at June 30, 2009.

Private Equity – Castles

For the quarter ended June 30, 2010, the Company’s Castles generated pre-tax DE of $5 million compared to $7 million for the quarter ended June 30, 2009.

Assets under management for the Castles was $2.9 billion at June 30, 2010 compared to $3.2 billion at June 30, 2009.

Liquid Hedge Funds

For the quarter ended June 30, 2010, the Company’s liquid hedge fund business generated pre-tax DE of $1 million compared to $7 million for the quarter ended June 30, 2009.

Assets under management for the liquid hedge funds was $4.2 billion at June 30, 2010 compared to $4.6 billion at June 30, 2009.

The following table shows our Assets Under Management by fund:

(dollars in billions)	June 30, 2010	December 31, 2009	June 30, 2009
Macro Funds [5]	$3.1	$3.4	$3.7
Fortress Commodities Funds [6]	$1.1	$0.9	$0.9

[5]

Combined AUM for Fortress Macro Onshore Fund LP, Fortress Macro Offshore Fund L.P., Fortress Macro Fund Ltd, Fortress Macro managed accounts, Drawbridge Global Macro Fund L.P., Drawbridge Global Macro Intermediate Fund L.P., Drawbridge Global Macro Alpha Intermediate Fund L.P., DBGM Offshore Ltd, DBGM Onshore LP, DBGM Alpha V Ltd and Drawbridge Global Macro managed accounts.

[6]	Combined AUM for Fortress Commodities Fund L.P., Fortress Commodities Fund MA1 Ltd and Fortress Commodities managed accounts.

The following table shows our gross and net returns by fund: 7

	Three Months Ended June 30, 2010	Six Months Ended June 30, 2010	Estimated Seven Months Ended July 31, 2010
Gross Returns

Fortress Macro Offshore Fund L.P.	-0.3%	4.0%	2.3%
Drawbridge Global Macro Fund Ltd	-1.0%	3.1%	1.4%
Fortress Commodities Fund L.P.	2.7%	-0.4%	-4.7%

Net Returns

Fortress Macro Offshore Fund L.P.	-0.7%	2.3%	0.9%
Drawbridge Global Macro Fund Ltd	-1.5%	2.1%	0.2%
Fortress Commodities Fund L.P.	2.2%	-1.4%	-5.9%

Credit – Hedge Funds

For the quarter ended June 30, 2010, the Company’s credit hedge fund business generated pre-tax DE of $18 million compared to $7 million for the quarter ended June 30, 2009.

Assets under management for the credit hedge funds was $8.7 billion at June 30, 2010 compared to $9.7 billion at June 30, 2009.

The following table shows our Assets Under Management by fund:

(dollars in billions)	June 30, 2010	December 31, 2009	June 30, 2009
Drawbridge Special Opportunities Funds [8]	$5.2	$5.2	$5.1
Fortress Partners Funds [9]	$1.5	$1.6	$1.4
Fortress Value Recovery Funds [10]	$2.0	$2.5	$3.1

[7]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.

[8]	Combined AUM for Drawbridge Special Opportunities Fund Ltd, Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities Fund managed accounts and Worden Fund LP.
[9]	Combined AUM for Fortress Partners Offshore Fund LP and Fortress Partners Fund LP.
[10]

Fortress will receive management fees from these funds equal to 1% of cash receipts and up to 1% per annum on certain managed assets, subject to collectability, and may receive limited incentive income if aggregate realizations exceed an agreed threshold.

The following table shows our gross and net returns by fund:11

	Three Months Ended June 30, 2010	Six Months Ended June 30, 2010
Gross Returns

Drawbridge Special Opportunities LP [12]	4.6%	12.4%
Drawbridge Special Opportunities Ltd [12]	4.1%	11.9%
Fortress Partners Fund LP	-0.1%	3.2%
Fortress Partners Offshore Fund LP	0.7%	3.7%

Net Returns

Drawbridge Special Opportunities LP [12]	4.0%	11.2%
Drawbridge Special Opportunities Ltd [12]	3.4%	10.7%
Fortress Partners Fund LP	-0.3%	2.6%
Fortress Partners Offshore Fund LP	0.5%	3.1%

Credit – Private Equity Funds

For the quarter ended June 30, 2010, the Company’s credit private equity fund business generated pre-tax DE of $29 million as compared to $4 million for the quarter ended June 30, 2009.

Assets under management for the credit private equity funds was $2.9 billion at June 30, 2010 compared to $2.8 billion at June 30, 2009. Currently, the credit private equity funds have approximately $4.1 billion of uncalled or recallable committed capital that will become assets under management when invested.

Principal Investments

At June 30, 2010, we had $0.7 billion of assets (excluding cash and cash equivalents) in our principal investments segment, compared to $0.8 billion (excluding cash and cash equivalents) at June 30, 2009. During the second quarter of 2010, we increased commitments to our principal investments by $20 million and funded $6 million of our commitments. We had $130 million of unfunded commitments to our principal investments as of June 30, 2010.

Our principal investments segment pre-tax DE was unchanged for the three months ended June 30, 2010, due primarily to gains and distributions of $4 million from our balance sheet investments offset by $4 million of interest expense.

Segment Expenses

Segment expenses were $100 million in the second quarter of 2010, up from $64 million for the second quarter of 2009. Segment expenses for the second quarter of 2010 included $30 million of profit sharing compensation, which is a function of revenues received from our various funds.

The Company had $286 million of share-based compensation expense (primarily relating to expense recorded in connection with the principals agreement, the issuance of restricted stock units to Fortress employees, and the

[11]	The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.
[12]	The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008 and December 31, 2009 redemptions.

issuance of restricted partnership units) for the quarter ended June 30, 2010, which contributed to our reporting a GAAP net loss. Share-based compensation expense is not included in segment expenses or in the calculation of distributable earnings.

Corporate Credit Agreement

During the second quarter, we paid down the credit facility by $14 million. As of June 30, 2010, we have $356 million of debt outstanding and have capacity available of approximately $60 million under our revolving credit facility.

Dividend Policy

Each quarter, we evaluate whether to pay quarterly dividends on our Class A shares. The amount of any dividends will be determined by our board of directors. However, no assurance can be given that any dividends, whether quarterly or otherwise, will or can be paid. In determining the amount of any dividends, our board will take into account various factors, including our financial performance, on both an actual and projected basis, earnings, liquidity and the operating performance of our segments as assessed by management.

Non-GAAP Information

Fortress discloses certain non-GAAP financial information, which management believes provides a meaningful basis for comparison among present and future periods. The following are non-GAAP measures used in the accompanying financial information:

•	Pre-tax DE and pre-tax DE per dividend paying share

•	Fund management distributable earnings

•	Segment revenues

•	GAAP net income excluding principals agreement compensation

•	Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

We urge you to read the reconciliation of such data to the related GAAP measures appearing in the exhibits to this release.

Conference Call

Management will host a conference call today, Thursday, August 5, 2010 at 8:00 a.m. (Eastern Time). A copy of the earnings release is posted to the Investor Relations section of Fortress’s website, www.fortress.com.

All interested parties are welcome to participate on the live call. The conference call may be accessed by dialing 1-877-252-8576 (from within the U.S.) or 1-706-679-1521 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Fortress Second Quarter Earnings Call.”

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fortress.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A telephonic replay of the conference call will also be available until 11:59 P.M. Eastern Time on Thursday, August 12, 2010 by dialing 1-800-642-1687 (from within the U.S.) or 1-706-645-9291 (from outside of the U.S.); please reference access code “89300732.”

About Fortress

Fortress is a leading global investment manager with approximately $41.7 billion in assets under management as of June 30, 2010. Fortress offers alternative and traditional investment products and was founded in 1998. For more information regarding Fortress Investment Group LLC or to be added to our e-mail distribution list, please visit www.fortress.com.

Cautionary Note Regarding Forward-Looking Statements — Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our sources of management fees, incentive income and investment income (loss), estimated fund performance, the amount and source of expected capital commitments and amount of redemptions. These statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the sources and amounts of management fees, incentive income and investment income, the amount and source of expected capital commitments for any new fund or redemption amounts may differ, possibly materially, from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q, which is, or will be, available on the Company’s website (www.fortress.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Fortress Investment Group LLC

Consolidated Statements of Operations (Unaudited)

(dollars in thousands, except share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenues
Management fees from affiliates	$112,894	$108,425	$219,430	$214,077
Incentive income from affiliates	28,849	6,958	46,405	6,958
Expense reimbursements from affiliates	40,794	20,661	63,861	33,708
Other revenues	8,793	3,043	21,822	6,640

	191,330	139,087	351,518	261,383

Expenses
Interest expense	3,698	7,605	7,494	15,791
Compensation and benefits	159,529	113,456	338,922	222,692
Principals agreement compensation	237,367	237,367	472,126	472,126
General, administrative and other	24,242	21,034	45,350	38,219
Depreciation and amortization	3,294	2,761	5,976	5,402

	428,130	382,223	869,868	754,230

Other Income (Loss)
Gains (losses) from investments	(12,957)	19,441	(12,385)	16,968
Tax receivable agreement liability adjustment	—	—	1,317	(55)
Earnings (losses) from equity method investees	6,150	51,057	26,031	16,208

	(6,807)	70,498	14,963	33,121

Income (Loss) Before Income Taxes	(243,607)	(172,638)	(503,387)	(459,726)
Income tax benefit (expense)	(7,634)	1,308	(9,186)	1,715

Net Income (Loss)	$(251,241)	$(171,330)	$(512,573)	$(458,011)

Principals’ and Others’ Interests in Income (Loss) of
Consolidated Subsidiaries	$(158,857)	$(126,738)	$(336,038)	$(346,260)

Net Income (Loss) Attributable to Class A Shareholders	$(92,384)	$(44,592)	$(176,535)	$(111,751)

Dividends declared per Class A share	$—	$—	$—	$—

Earnings Per Class A share - Fortress Investment Group
Net income (loss) per Class A share, basic	$(0.57)	$(0.40)	$(1.14)	$(1.10)

Net income (loss) per Class A share, diluted	$(0.57)	$(0.41)	$(1.16)	$(1.10)

Weighted average number of Class A shares outstanding, basic	165,246,781	115,547,744	161,385,135	105,447,324

Weighted average number of Class A shares outstanding, diluted	165,246,781	427,619,294	465,388,269	417,518,874

Fortress Investment Group LLC

Consolidated Balance Sheets

(dollars in thousands, except share data)

	June 30, 2010 (Unaudited)	December 31, 2009
Assets
Cash and cash equivalents	$167,527	$197,099
Due from affiliates	132,243	64,511
Investments	869,432	867,215
Deferred tax asset	454,806	440,639
Other assets	114,831	90,803

	$1,738,839	$1,660,267

Liabilities and Equity

Liabilities
Accrued compensation and benefits	$101,413	$131,134
Due to affiliates	351,979	345,976
Deferred incentive income	244,966	160,097
Debt obligations payable	355,900	397,825
Other liabilities	35,543	25,921

	1,089,801	1,060,953

Commitments and Contingencies

Equity
Class A shares, no par value, 1,000,000,000 shares authorized, 165,036,886 and 145,701,622 shares issued and outstanding at June 30, 2010 and December 31, 2009, respectively	—	—
Class B shares, no par value, 750,000,000 shares authorized, 300,273,852 and 307,773,852 shares issued and outstanding at June 30, 2010 and December 31, 2009, respectively	—	—
Paid-in capital	1,252,148	1,029,536
Retained earnings (accumulated deficit)	(944,529)	(767,994)
Accumulated other comprehensive income (loss)	(1,075)	(325)

Total Fortress shareholders’ equity	306,544	261,217
Principals’ and others’ interests in equity of consolidated subsidiaries	342,494	338,097

Total equity	649,038	599,314

	$1,738,839	$1,660,267

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2009	Three Months Ended		Six Months Ended June 30, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009		March 31, 2010	June 30, 2010
Fortress

Assets Under Management
Private Equity & Castles	$13,239	$13,795	$14,336	$14,576	$14,576	$14,610	$14,382	$14,382
Liquid Hedge Funds	4,809	4,571	4,483	4,297	4,297	4,273	4,167	4,167
Credit Hedge Funds	6,215	9,673	9,560	9,256	9,256	9,117	8,744	8,744
Credit Private Equity Funds	2,039	2,757	3,351	3,347	3,347	2,197	2,896	2,896
Traditional Asset Management	—	—	—	—	—	—	11,471	11,471

AUM - Ending Balance	$26,302	$30,796	$31,730	$31,476	$31,476	$30,197	$41,660	$41,660

Third-Party Capital Raised	$9	$233	$460	$677	$1,379	$890	$1,853	$2,743

Segment Revenues
Management fees	$106	$110	$108	$100	$424	$108	$119	$227
Incentive income	1	7	10	57	75	99	50	149
Unallocated revenues	—	—	—	—	—	—	4	4

Total	107	117	118	157	499	207	173	380

Segment Expenses
Operating expenses	(59)	(56)	(58)	(70)	(243)	(64)	(61)	(125)
Profit sharing compensation expenses	(4)	(8)	(9)	(26)	(47)	(50)	(30)	(80)
Unallocated expenses	—	—	—	(1)	(1)	(1)	(9)	(10)

Total	(63)	(64)	(67)	(97)	(291)	(115)	(100)	(215)

Fund Management DE	$44	$53	$51	$60	$208	$92	$73	$165

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended					Three Months Ended		Six Months Ended June 30, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010
Private Equity Funds & Castles

Assets Under Management
Private Equity Funds	$10,161	$10,602	$11,057	$11,344	$11,344	$11,555	$11,511	$11,511
Castles	3,078	3,193	3,279	3,232	3,232	3,055	2,871	2,871

AUM - Ending Balance	$13,239	$13,795	$14,336	$14,576	$14,576	$14,610	$14,382	$14,382

Third-Party Capital Raised	$—	$—	$—	$—	$—	$—	$—	$—

Segment Revenues
Management fees	$49	$52	$45	$35	$181	$45	$45	$90
Incentive income	—	—	—	36	36	—	—	—

Total	49	52	45	71	217	45	45	90

Segment Expenses
Operating expenses	(16)	(17)	(15)	(19)	(67)	(17)	(15)	(32)
Profit sharing compensation expenses	—	—	—	(13)	(13)	—	—	—

Total	(16)	(17)	(15)	(32)	(80)	(17)	(15)	(32)

Fund Management DE	$33	$35	$30	$39	$137	$28	$30	$58

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended					Three Months Ended		Six Months Ended June 30, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010
Liquid Hedge Funds
Assets Under Management
Fortress Macro Funds [13]	$—	$1,174	$1,544	$1,986	$1,986	$2,482	$2,427	$2,427
Drawbridge Global Macro Funds [14]	3,781	2,484	2,074	1,429	1,429	771	657	657
Fortress Commodities Funds [15]	1,028	913	865	882	882	1,020	1,083	1,083

AUM - Ending Balance	$4,809	$4,571	$4,483	$4,297	$4,297	$4,273	$4,167	$4,167

Third-Party Capital Raised	$9	$99	$187	$409	$704	$634	$317	$951

Segment Revenues
Management fees	$23	$20	$18	$19	$80	$19	$20	$39
Incentive income	—	—	9	5	14	6	(2)	4

Total	23	20	27	24	94	25	18	43
Segment Expenses
Operating expenses	(14)	(11)	(14)	(18)	(57)	(14)	(16)	(30)
Profit sharing compensation expenses	(3)	(2)	(7)	(4)	(16)	(3)	(1)	(4)

Total	(17)	(13)	(21)	(22)	(73)	(17)	(17)	(34)

Fund Management DE	$6	$7	$6	$2	$21	$8	$1	$9

Returns
Gross Returns [16]
Fortress Macro Offshore Fund L.P.	N/A	4.3%	4.9%	3.9%	13.7%	4.3%	-0.3%	4.0%
Drawbridge Global Macro Fund Ltd	5.7%	6.2%	7.9%	4.4%	26.5%	4.2%	-1.0%	3.1%
Fortress Commodities Fund L.P.	0.0%	2.3%	5.2%	3.2%	11.0%	-3.0%	2.7%	-0.4%
Net Returns [16]
Fortress Macro Offshore Fund L.P.	N/A	3.2%	3.6%	2.7%	9.8%	3.0%	-0.7%	2.3%
Drawbridge Global Macro Fund Ltd	5.2%	5.8%	7.4%	3.9%	24.2%	3.7%	-1.5%	2.1%
Fortress Commodities Fund L.P.	-0.5%	1.8%	3.9%	2.0%	7.3%	-3.5%	2.2%	-1.4%

[13]	Combined AUM for Fortress Macro Onshore Fund LP, Fortress Macro Offshore Fund L.P., Fortress Macro Fund Ltd and Fortress Macro managed accounts.
[1] [4]

Combined AUM for Drawbridge Global Macro Fund L.P., Drawbridge Global Macro Intermediate Fund L.P., Drawbridge Global Macro Alpha Intermediate Fund L.P., DBGM Offshore Ltd, DBGM Onshore LP, DBGM Alpha V Ltd and Drawbridge Global Macro managed accounts.

[15]	Combined AUM for Fortress Commodities Fund L.P., Fortress Commodities Fund MA1 Ltd and Fortress Commodities managed accounts.
[16]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations.

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2009	Three Months Ended		Six Months Ended June 30, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009		March 31, 2010	June 30, 2010
Credit Hedge Funds

Assets Under Management
Drawbridge Special Opportunities Funds [17]	$4,915	$5,097	$5,296	$5,209	$5,209	$5,227	$5,176	$5,176
Fortress Partners Funds [18]	1,300	1,436	1,513	1,584	1,584	1,564	1,539	1,539
Value Recovery Funds [19]	—	3,140	2,751	2,463	2,463	2,326	2,029	2,029

AUM - Ending Balance	$6,215	$9,673	$9,560	$9,256	$9,256	$9,117	$8,744	$8,744

Third-Party Capital Raised	$—	$—	$—	$—	$—	$81	$49	$130

Segment Revenues
Management fees	$28	$30	$32	$33	$123	$34	$43	$77
Incentive income	1	—	—	1	2	8	5	13

Total	29	30	32	34	125	42	48	90

Segment Expenses
Operating expenses	(25)	(21)	(24)	(27)	(97)	(27)	(25)	(52)
Profit sharing compensation expenses	(1)	(2)	(2)	(1)	(6)	(4)	(5)	(9)

Total	(26)	(23)	(26)	(28)	(103)	(31)	(30)	(61)

Fund Management DE	$3	$7	$6	$6	$22	$11	$18	$29

Returns
Gross Returns [20]
Drawbridge Special Opportunities LP [21]	3.6%	7.8%	7.4%	6.3%	27.5%	7.5%	4.6%	12.4%
Drawbridge Special Opportunities LTD [21]	4.0%	6.5%	10.8%	7.9%	32.6%	7.6%	4.1%	11.9%
Fortress Partners Funds LP	-1.7%	8.8%	5.0%	5.1%	18.0%	3.3%	-0.1%	3.2%
Fortress Partners Funds LTD	-1.1%	9.5%	4.7%	6.0%	20.2%	2.9%	0.7%	3.7%

Net Returns [20]
Drawbridge Special Opportunities LP [21]	3.1%	7.3%	6.8%	5.8%	25.0%	6.9%	4.0%	11.2%
Drawbridge Special Opportunities LTD [21]	3.5%	6.0%	10.3%	7.4%	30.0%	7.0%	3.4%	10.7%
Fortress Partners Funds LP	-2.0%	8.5%	4.7%	4.8%	16.7%	3.0%	-0.3%	2.6%
Fortress Partners Funds LTD	-1.4%	9.2%	4.4%	5.7%	18.9%	2.6%	0.5%	3.1%

[17]	Combined AUM for Drawbridge Special Opportunities Fund Ltd, Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities Fund managed accounts and Worden Fund LP.
[18]	Combined AUM for Fortress Partners Offshore Fund LP and Fortress Partners Fund LP.
[19]

Fortress will receive management fees from these funds equal to 1% of cash receipts and up to 1% per annum on certain managed assets, subject to collectability, and may receive limited incentive income if aggregate realizations exceed an agreed threshold.

[20]

The performance data contained herein reflects returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Gross returns reflect performance data prior to management fees borne by the Fund and incentive allocations while net returns reflect performance data after taking into account management fees borne by the Fund and incentive allocations. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.

[21]

The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008 and December 31, 2009 redemptions.

Fortress Investment Group LLC

Exhibit 1

Assets Under Management and Fund Management DE

(dollars in millions)

	Three Months Ended				Full Year 2009	Three Months Ended		Six Months Ended June 30, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009		March 31, 2010	June 30, 2010
Credit Private Equity Funds

Assets Under Management
Long Dated Value Funds	$537	$537	$569	$623	$623	$665	$660	$660
Real Assets Funds	207	207	178	164	164	167	172	172
Fortress Credit Opportunities Funds	1,295	1,876	2,224	2,074	2,074	859	1,231	1,231
Japan Opportunities Funds	—	137	380	486	486	506	833	833

AUM - Ending Balance	$2,039	$2,757	$3,351	$3,347	$3,347	$2,197	$2,896	$2,896

Third-Party Capital Raised	$—	$134	$273	$268	$675	$175	$1,165	$1,340

Segment Revenues
Management fees	$6	$8	$13	$13	$40	$10	$11	$21
Incentive income	—	7	1	15	23	85	47	132

Total	6	15	14	28	63	95	58	153

Segment Expenses
Operating expenses	(4)	(7)	(5)	(6)	(22)	(6)	(5)	(11)
Profit sharing compensation expenses	—	(4)	—	(8)	(12)	(43)	(24)	(67)

Total	(4)	(11)	(5)	(14)	(34)	(49)	(29)	(78)

Fund Management DE	$2	$4	$9	$14	$29	$46	$29	$75

Fortress Investment Group LLC

Exhibit 2

Reconciliation of Fund Management DE to Pre-tax Distributable Earnings and GAAP Net income (Loss) and

Reconciliation of Segment Revenues to GAAP Revenues

(dollars in millions)

	Three Months Ended				Full Year 2009	Three Months Ended		Six Months Ended June 30, 2010
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009		March 31, 2010	June 30, 2010
Fund Management DE	$44	$53	$51	$60	$208	$92	$73	$165

Investment Income (Loss)	(27)	14	10	(55)	(58)	8	4	12
Interest Expense	(8)	(8)	(4)	(4)	(24)	(4)	(4)	(8)

Pre-tax Distributable Earnings	$9	$59	$57	$1	$126	$96	$73	$169

Private Equity incentive income	—	—	—	3	3	(67)	(18)	(85)
Hedge Fund incentive income	—	—	(2)	2	—	(6)	(4)	(10)
Reserve for clawback	—	—	—	(27)	(27)	—	—	—
Distributions of earnings from equity method investees	—	—	—	(1)	(1)	(6)	(3)	(9)
Earnings (losses) from equity method investees	(39)	37	29	(7)	20	13	4	17
Gains (losses) on options	—	—	1	—	1	1	(1)	—
Gains (losses) on other Investments	(2)	20	19	(13)	24	—	(12)	(12)
Incentive income guarantee recorded as a loss	—	—	—	3	3	—	—	—
Impairment of investments	32	—	2	67	101	4	1	5
Employee equity-based compensation	(53)	(53)	(61)	(61)	(228)	(64)	(49)	(113)
Principal compensation	(235)	(237)	(240)	(240)	(952)	(235)	(237)	(472)
Employee portion of incentive income	—	—	—	10	10	—	—	—
Principals’ and Others’ Interests in Income (Losses) of Consolidated Subsidiaries	220	128	133	179	660	180	161	341
Tax receivable agreement liability reduction	—	—	—	—	—	1	—	1
Taxes	1	1	3	—	5	(1)	(8)	(9)

GAAP Net Income (Loss) Attributable to Class A Shareholders	$(67)	$(45)	$(59)	$(84)	$(255)	$(84)	$(93)	$(177)

Principals’ and Others’ Interests in Income (Losses) of Consolidated Subsidiaries	(220)	(126)	(131)	(177)	(654)	(177)	(159)	(336)

GAAP Net Income (Loss)	$(287)	$(171)	$(190)	$(261)	$(909)	$(261)	$(252)	$(513)

Segment Revenues	$107	$117	$118	$157	$499	$207	$173	$380

Adjust management fees	(1)	(1)	(1)	13	10	(1)	(10)	(11)
Adjust incentive income	(1)	—	(2)	(22)	(25)	(82)	(21)	(103)
Other revenues	17	23	29	31	100	36	50	86

GAAP Revenues	$122	$139	$144	$179	$584	$160	$192	$352

“Distributable earnings” is our supplemental measure of operating performance. It reflects the value created which management considers available for distribution during any period. As compared to generally accepted accounting principles (“GAAP”) net income, distributable earnings excludes the effects of unrealized gains (or losses) on illiquid investments, reflects contingent revenue which has been received as income to the extent it is not expected to be reversed, and disregards expenses which do not require an outlay of assets, whether currently or on an accrued basis. Distributable earnings is reflected on an unconsolidated and pre-tax basis, and, therefore, the interests in consolidated subsidiaries related to Fortress Operating Group units (held by the principals) and income tax expense are added back in its calculation. Distributable earnings is not a measure of cash generated by operations which is available for distribution nor should it be considered in isolation or as an alternative to cash flow or net income and it is not necessarily indicative of liquidity or cash available to fund our operations. For a complete discussion of distributable earnings and its reconciliation to GAAP, as well as an explanation of the calculation of distributable earnings impairment, see note 10 to our financial statements included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

Our management uses distributable earnings:

•	in its determination of periodic distributions to equity holders;

•	in making operating decisions and assessing the performance of each of our core businesses;

•	for planning purposes, including the preparation of our annual operating budgets; and

•	as a valuation measure in strategic analyses in connection with the performance of our funds and the performance of our employees.

Growing distributable earnings is a key component to our business strategy and distributable earnings is the supplemental measure used by our management to evaluate the economic profitability of each of our businesses and our total operations. Therefore, we believe that it provides useful information to our investors in evaluating our operating performance. Our definition of distributable earnings is not based on any definition contained in our amended and restated operating agreement.

Fortress Investment Group LLC

Exhibit 3

Reconciliation of GAAP Net Income (Loss) Excluding Principals Agreement

Compensation to GAAP Net Income (Loss)

(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
GAAP net loss	$(251,241)	$(171,330)	$(512,573)	$(458,011)
Principals agreement compensation	237,367	237,367	472,126	472,126

GAAP net income (loss) excluding principals agreement compensation	$(13,874)	$66,037	$(40,447)	$14,115

Fortress Investment Group LLC

Exhibit 4

Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)

	Three Months Ended June 30,
	2010	2009
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	165,246,781	115,547,744

Weighted average fully vested restricted Class A share units with dividend equivalent rights	(3,683,174)	(631,260)
Weighted average fully vested restricted Class A shares	(131,110)	(105,728)

Weighted Average Class A Shares Outstanding	161,432,497	114,810,756

Weighted average restricted Class A shares [22]	270,395	138,160
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	3,683,174	631,260
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments	19,518,811	22,955,132
Weighted average Fortress Operating Group units	300,273,852	312,071,550
Weighted average Fortress Operating Group RPUs	31,000,000	31,000,000

Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)	516,178,729	481,606,858

	Six Months Ended June 30,
	2010	2009
Weighted Average Class A Shares Outstanding (Used for Basic EPS)	161,385,135	105,447,324

	—	—
Weighted average fully vested restricted Class A share units with dividend equivalent rights	(7,466,731)	(631,260)
Weighted average fully vested restricted Class A shares	(122,823)	(104,404)

	—	—
Weighted Average Class A Shares Outstanding	153,795,581	104,711,660

Weighted average restricted Class A shares [22]	250,951	136,836
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments	7,466,731	631,260
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments	19,719,641	22,955,132
Weighted average Fortress Operating Group units	304,003,134	312,071,550
Weighted average Fortress Operating Group RPUs	31,000,000	31,000,000

Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS)	516,236,038	471,506,438

[22]	Includes both fully vested and nonvested weighted average restricted class A shares.